Consolidated Balance Sheet (Parenthetical) - USD ($) $ in Millions	Dec. 31, 2021	Dec. 31, 2020
Current assets
Allowances for doubtful accounts receivable	$ 189	$ 233
3M Company shareholders’ equity:
Common stock, par value per share (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares issued (in shares)	944,033,056	944,033,056
Common stock, Shares outstanding (in shares)	571,845,478	577,749,638